Exhibit 1.1

$100,000,000

PILGRIM’S PRIDE CORPORATION

9 5/8% Senior Notes due 2011

UNDERWRITING AGREEMENT

August 13, 2003

Credit Suisse First Boston LLC

11 Madison Avenue

New York, New York 10010

Ladies and Gentlemen:

Pilgrim’s Pride Corporation, a Delaware corporation (the “Company”), proposes to issue and sell $100,000,000 principal amount of its 9 5/8% Senior Notes due 2011 (the “Securities”) to Credit Suisse First Boston LLC (the “Underwriter”). The Securities are to be issued pursuant to the provisions of an Indenture dated as of August 9, 2001 (the “Indenture”), and a First Supplemental Indenture dated as of August 9, 2001 (the “Supplemental Indenture”). Unless otherwise noted, reference to the “Indenture” in this Agreement refers to the Indenture, as amended by the Supplemental Indenture, each between the Company and JPMorgan Chase Bank, a New York banking corporation formerly known as The Chase Manhattan Bank, as Trustee (the “Trustee”).

SECTION 1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Act”), (i) a registration statement on Form S-3 in connection with the offer and sale of up to $400,000,000 in aggregate public offering price of the Company’s debt securities, shares of serial preferred stock, par value $.01 per share, shares of its Class A Common Stock, par value $.01 per share, and/or shares of its Class B Common Stock, par value $.01 per share (Registration No. 333-84861), and (ii) a preliminary prospectus supplement relating to the Securities. The registration statement, as amended at the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the “Registration Statement”; and the prospectus in the form first used to confirm sales of Securities, including any amendments or supplements thereto, is hereinafter referred to as the “Prospectus” (including, in the case of all references to the Registration Statement or the Prospectus, documents incorporated therein by reference). If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Act registering additional 9 5/8% Senior Notes due 2011 (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. The terms “supplement” and “amendment,” “amend” or “amended” as used in this Agreement with respect to the Registration Statement or the Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference in the Prospectus.

SECTION 2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell, and the Underwriter agrees to purchase from the Company, all of the Securities at 101.75% of the principal amount thereof (the “Purchase Price”).

SECTION 3. Terms of Public Offering. The Company is advised by the Underwriter that the Underwriter proposes (i) to make a public offering of the Securities as soon after the execution and delivery of this Agreement as in the judgment of the Underwriter is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

SECTION 4. Delivery and Payment. The Securities shall be represented by a definitive certificate or certificates and shall be issued in such authorized denominations and registered in the name of Cede & Co. or such other names as the Underwriter shall request no later than two business days prior the Closing Date (as defined below). The Company shall deliver the Securities, with any transfer taxes thereon duly paid by the Company, in the form of one or more permanent global securities in definitive form deposited with the Trustee as custodian for The Depository Trust Company (“DTC”), for the account of the Underwriter, against payment to the Company of the Purchase Price therefor by wire transfer of Federal or other funds immediately available in New York City. Interests in any permanent global securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus. Copies of the certificates representing the Securities shall be made available for inspection on the business day prior to the Closing Date (as defined below). The time and date of delivery and payment for the Securities shall be 9:00 A.M., New York City time, on August 18, 2003 or such other time on the same or such other date as the Underwriter and the Company shall agree in writing. The time and date of such delivery and payment are hereinafter referred to as the “Closing Date”.

The documents to be delivered on the Closing Date on behalf of the parties hereto pursuant to Section 8 of this Agreement shall be delivered at the offices of Weil, Gotshal & Manges LLP, 200 Crescent Court, Suite 300, Dallas, Texas 75201, and the Securities shall be delivered to the Trustee, all on the Closing Date.

SECTION 5. Agreements of the Company. The Company agrees with the Underwriter:

(a) To advise the Underwriter promptly and, if requested by the Underwriter, to confirm such advice in writing, (i) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, (iii) when any amendment to the Registration Statement becomes effective, (iv) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, when the Rule 462(b) Registration Statement has become effective, and (v) of the happening of any event during the period referred to in Section 5(d) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b) [Intentionally omitted]

(c) To prepare the Prospectus, the form and substance of which shall be reasonably satisfactory to the Underwriter, and to file the Prospectus in such form with the Commission within the applicable period specified in Rule 424(b) under the Act; during the period specified in Section 5(d) below, not to file any further amendment to the Registration Statement and not to make any amendment or supplement to the Prospectus of which the Underwriter shall not previously have been advised or to which the Underwriter shall reasonably object after being so advised; and, during such period, to prepare and file with the Commission, promptly upon the Underwriter’s reasonable request, any amendment to the Registration Statement or amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by the Underwriter, and to use its best efforts to cause any such amendment to the Registration Statement to become promptly effective.

(d) Prior to 10:00 A.M., New York City time, on the second business day after the date of this Agreement and from time to time thereafter for such period as in the opinion of counsel for the Underwriter a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish in New York City to the Underwriter and any dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) and any documents incorporated therein by reference as the Underwriter or dealer may reasonably request.

(e) If during the period specified in Section 5(d), any event shall occur or condition shall exist as a result of which, in the opinion of counsel for the Underwriter, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriter, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare and, subject to Section 5(c), file with the Commission an appropriate amendment or supplement to the

Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law, and to furnish to the Underwriter and to any dealer as many copies thereof as the Underwriter or dealer may reasonably request.

(f) Prior to any public offering of the Securities, to cooperate with the Underwriter and counsel for the Underwriter in connection with the registration or qualification of the Securities for offer and sale by the Underwriter and by dealers under the state securities or Blue Sky laws of such jurisdictions as the Underwriter may request, to continue such registration or qualification in effect so long as required for distribution of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Prospectus, the Registration Statement, any preliminary prospectus or the offering or sale of the Securities, in any jurisdiction in which it is not now so subject.

(g) To make generally available to its security holders as soon as practicable but not later than sixteen months after the date hereof, an earnings statement covering a period of at least twelve months which will satisfy the provisions of Section 11(a) of the Act, and to advise the Underwriter in writing when such statement has been so made available.

(h) So long as the Securities are outstanding and the information referred to in clauses (i) and (ii) is not required to be filed with the Commission, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Securities a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders’ equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year. Notwithstanding the foregoing, the Company shall not be required to mail or make generally available any financial reports of unconsolidated subsidiaries unless such reports would be required to be filed with the Commission (assuming always that the Company is a public company).

(i) So long as the Securities are outstanding, upon the request of the Underwriter, to furnish to the Underwriter as soon as available copies of all reports or other communications furnished to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and its subsidiaries as the Underwriter may reasonably request.

(j) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Securities under the Act and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), any preliminary prospectus, the Prospectus and all amendments and supplements to any of the foregoing prior to or during the period specified in Section 5(d), including the mailing and delivering of copies thereof to the Underwriter and dealers in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriter, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement and any other agreements or documents prepared and delivered by the Underwriter or counsel for the Underwriter with the consent of the Company in connection with the offering, purchase, sale or delivery of the Securities, (iv) all expenses in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any Preliminary and Supplemental Blue Sky Memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Underwriter in connection with such registration or qualification and memoranda relating thereto), (v) the filing fees and disbursements of counsel for the Underwriter in connection with the review and clearance of the offering of the Securities by the National Association of Securities Dealers, Inc., (vi) the cost of printing certificates representing the Securities, (vii) the costs and charges of any transfer agent, registrar and/or depositary (including the Depository Trust Company), (viii) any fees charged by rating agencies for the rating of the Securities, (ix) the fees and expenses of the Trustee and the Trustee’s counsel in connection with the Indenture and the Securities and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

(k) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company substantially similar to the Securities (other than (i) the Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Underwriter.

(l) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of the Securities.

(m) To use the proceeds from the sale of the Securities in the manner described in the Prospectus under the caption “Use of Proceeds.”

(n) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

(o) If the Registration Statement at the time of the effectiveness of this Agreement does not cover all of the Securities, to file a Rule 462(b) Registration Statement with the Commission registering the Securities not so covered in compliance with Rule 462(b) by 10:00 P.M., New York City time, on the date of this Agreement and to pay to the Commission the filing fee for such Rule 462(b) Registration Statement at the time of the filing thereof or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

SECTION 6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

(a) The Registration Statement has become effective (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement); any Rule 462(b) Registration Statement filed after the effectiveness of this Agreement will become effective no later than 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

(b) (i) Each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act; (ii) the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement), when it became effective, did not contain and, as amended, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement) and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act, (iv) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any amendments thereto, when they become effective (A) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they will be made, not misleading and (B) will comply in all material respects with the Act and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein.

(c) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied or will comply when so filed in all material respects with the Act, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in any preliminary prospectus based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein.

(d) Each of the Company and its subsidiaries is a corporation, limited liability company, limited partnership or business trust that has been duly formed, is validly existing and in good standing under the laws of its jurisdiction of organization and has the power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation, limited partnership or business trust authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

(e) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company or any of its subsidiaries relating to or entitling any person to purchase or otherwise to acquire any ownership interest in the Company or any of its subsidiaries, except as otherwise disclosed in the Registration Statement.

(f) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

(g) The entities listed on Schedule I hereto are the only subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock, limited liability company or partnership interests or other ownership interests, as applicable, of each of the Company’s subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly (except as set forth on Schedule I hereto) through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a “Lien”), except as disclosed in the Prospectus.

(h) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

(i) The Securities have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Securities have been executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriter in accordance with the terms of this Agreement, the Securities will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

(j) The Securities conform as to legal matters to the description thereof contained in the Prospectus.

(k) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

(l) The Company has all requisite corporate power and authority to use the proceeds from the sale of the Securities in the manner described in the Prospectus under the caption “Use of Proceeds.”

(m) The execution, delivery and performance of this Agreement, the Indenture and the Securities by the Company, the compliance by the Company with all the provisions hereof and thereof, and the consummation of the transactions contemplated hereby and thereby, including application of the proceeds from the sale of the Securities in the manner described in the Prospectus, will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except (x) such as may be required under the securities or Blue Sky laws of the various states or (y) any consent under the Securities Act which has already been obtained), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, (A) the charter or by-laws of the Company or any of its subsidiaries or (B) any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound except for breaches or defaults that would not be material to the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (iii) (assuming compliance with all applicable state securities or Blue Sky laws, rules and regulations) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound or (v) result in the suspension, termination or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or any other impairment of the rights of the holder of any such Authorization.

(n) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject that are required to be described in the Registration Statement or the Prospectus and are not so described as required; nor are there any statutes, regulations, contracts or other documents that are required to be described in the Registration

Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

(o) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), any provisions of the Employee Retirement Income Security Act of 1974, as amended, or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a material adverse effect on the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

(p) Each of the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an “Authorization”) of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

(q) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

(r) This Agreement has been duly authorized, executed and delivered by the Company.

(s) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial condition or results of operations of the Company and its subsidiaries considered as a whole, the Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all Liens and defects; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Prospectus.

(t) Except as otherwise set forth in the Prospectus, the Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries (i) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (ii) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not have a material adverse effect on the business, prospects, financial conditions or results of operations of the Company and its subsidiaries, taken as a whole.

(u) Ernst & Young LLP are independent public accountants with respect to the Company and its subsidiaries as required by the Act.

(v) Deloite & Touche LLP are independent public accountants with respect to ConAgra Foods, Inc. and its subsidiaries as required by the Act.

(w) The consolidated financial statements included (or otherwise incorporated by reference) in the Registration Statement and the Prospectus (and any amendment or supplement thereto), together with related schedules and notes, present fairly in all material respects the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

(x) The pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus (and any supplement or amendment thereto) have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Registration Statement and the Prospectus. Such pro forma financial statements (other than the financial information presented for the last twelve months ended June 28, 2003) have been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated by the Commission. The other pro forma financial and statistical information and data included in the Registration Statement and the Prospectus (and any supplement or amendment thereto) are in all material respects accurately presented and prepared on a basis consistent with the pro forma financial statements.

(y) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(z) Except as otherwise set forth in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement.

(aa) No “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Act has indicated to the Company that it is considering (i) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating assigned to the Company or any securities of the Company or (ii) any change in the outlook for any rating of the Company or any securities of the Company.

(bb) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

(cc) Each certificate signed by any officer of the Company and delivered to the Underwriter or counsel for the Underwriter shall be deemed to be a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

(dd) The Company and its subsidiaries on a consolidated basis maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

SECTION 7. Indemnification.

(a) The Company agrees to indemnify and hold harmless the Underwriter, its partners, directors and officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities or judgments, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, liabilities or judgments (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses incurred by the Underwriter in connection with investigating or defending any such losses, claims, damages, liabilities, judgments, or actions as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or judgment arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Underwriter, if any, specifically for use therein, provided, further, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter to the extent that such loss, claim, damage, liability or judgment arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in the preliminary prospectus, or caused by the omission or alleged omission to state in the preliminary prospectus a material fact required to be stated therein or necessary to make the statements therein not misleading if and only if: (i) the person asserting such loss, claim, damage liability or judgment purchased Securities from the Underwriter and a copy of the Prospectus, as amended or supplemented, was not sent or given by or on behalf of the Underwriter to such person in any case where delivery to such person is required under the Act; (ii) the Company furnished to the Underwriter sufficient copies of the Prospectus, as amended or supplemented, on a timely basis to permit delivery of the Prospectus by the Underwriter to all persons at or prior to the delivery of the written confirmation of the sale of the Securities to such persons; and (iii) the disclosure contained in the Prospectus, as amended or supplemented, cured the defect in the preliminary prospectus giving rise to such loss, claim, damage, liability or judgment.

(b) The Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter, if any, specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, which shall not be unreasonably withheld, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or behalf of an indemnified party.

(d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

SECTION 8. Conditions of Underwriter’s Obligations. The obligation of the Underwriter to purchase the Securities under this Agreement are subject to the satisfaction of each of the following conditions:

(a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the Closing Date.

(b) If the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or, to the knowledge of the Company, contemplated by the Commission.

(c) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Securities than that on which the Securities were marketed.

(d) The Underwriter shall have received on the Closing Date a certificate dated the Closing Date, signed by Lonnie “Bo” Pilgrim in his capacity as Chairman of the Board of Directors and Principal Executive Officer of the Company and Richard A. Cogdill in his capacity as Chief Financial Officer of the Company, confirming the matters set forth in Sections 8(a), 8(b), 8(e) and 8(k) and, to their knowledge, 8(c), and that the Company has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by the Company on or prior to the Closing Date.

(e) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, which is material to the Company and its subsidiaries taken as a whole, other than those incurred in the ordinary course of business consistent with past practice, the effect of which, in any such case described in clause 8(e)(i), 8(e)(ii) or 8(e)(iii), in the judgment of the Underwriter, is material and adverse and, in the judgment of the Underwriter, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

(f) The Underwriter shall have received on the Closing Date an opinion (satisfactory to the Underwriter and counsel for the Underwriter), dated the Closing Date, of Baker & McKenzie, counsel for the Company, to the effect that:

(i) each of the Company and its subsidiaries that are listed on Schedule I hereto and that are organized under the laws of the United States or Mexico is a corporation, limited liability company, limited partnership or business trust validly existing and in good standing under the laws of its jurisdiction of incorporation or formation and has the power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties;

(ii) the Company is duly qualified and is in good standing as a foreign corporation in the States of Arkansas, Oklahoma, Texas, West Virginia and North Carolina;

(iii) to such counsel’s knowledge, all of the outstanding shares of capital stock, limited liability company or partnership interests or other ownership interests, as applicable, of each of the Company’s subsidiaries are owned by the Company (except as set forth on Schedule I), directly or indirectly through one or more subsidiaries, free and clear of any

Lien; and all of the outstanding shares of capital stock of each of the Company’s corporate subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable;

(iv) the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriter in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

(v) the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

(vi) this Agreement has been duly authorized, executed and delivered by the Company;

(vii) the use of the proceeds from the sale of the Securities in the manner described in the Prospectus under the caption “Use of Proceeds” has been authorized;

(viii) the Registration Statement has become effective under the Act and, to such counsel’s knowledge, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before or contemplated by the Commission;

(ix) the statements under the captions “Terms of the ConAgra Chicken Division Acquisition,” “Description of Other Indebtedness” and “Description of Notes” in the Prospectus and Item 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

(x) the execution, delivery and performance of this Agreement, the Indenture and the Securities, the compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby, including application of the proceeds from the sale of the Securities in the manner described in the Prospectus, will not (A) require any consent, approval, authorization or other order of, or qualification with, any federal, Delaware corporate, New York or Texas court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (B) violate or constitute a breach of any of the terms or provisions of, or a default under, (1) the charter or by-laws of the Company or any of its subsidiaries or (2) any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the

Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound and of which such counsel is aware, except for violations, breaches or defaults which could not reasonably be expected to have a material adverse effect on the business, properties or financial condition of the Company and its subsidiaries, taken as a whole, (C) violate any applicable federal, Delaware corporate, New York or Texas law, rule or regulation (other than federal or state securities or Blue Sky laws, rules or regulations, as to which such counsel need express no opinion) or, to such counsel’s knowledge, any judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, or (D) to such counsel’s knowledge, result in the imposition or creation of (or the obligation to create or impose) a Lien under any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound;

(xi) such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject that are required to be described in the Registration Statement or the Prospectus and are not so described as required, or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required;

(xii) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(xiii) except as otherwise set forth in the Prospectus, to such counsel’s knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement; and

(xiv) (A) each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and other financial data included therein as to which no opinion need be expressed) complied when so filed as to form in all material respects with the Exchange Act; and (B) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for the financial statements and other financial data included therein as to which no opinion need be expressed) comply as to form in all material respects with the Act.

Such counsel shall also state that they have participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriter, and counsel for the Underwriter, at which conferences the contents of the Registration Statement, as amended, the Prospectus and related matters were discussed, and although such counsel have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, as amended, or the Prospectus, no facts have come to such counsel’s attention that lead such counsel to believe that the Registration Statement, as amended, on the effective date thereof or the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus, on the date thereof or on the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and notes thereto, the financial statement schedules and the other financial and accounting data included in the Registration Statement, as amended, or the Prospectus).

Such counsel may state in such opinion that the opinions contained therein are limited to the federal laws of the United States of America, the laws of the State of Texas and the General Corporation Law of the State of Delaware, except in the case of the opinions expressed in paragraph (i) above, which shall also include the federal laws of Mexico, and in the case of the opinions expressed in paragraphs (iv), (v), (vi) and (x) above, which shall also include the laws of the State of New York. Insofar as any of the matters described in Sections 8(f)(i) and (iii) are governed by federal or state laws of Mexico, the opinions with respect to such matters may be rendered by Von Wobeser Y Sierra, S.C. Any such opinion shall state therein that it is being rendered to the Underwriter at the request of the Company.

In rendering such opinion, such counsel may rely (i) as to factual matters (including materiality) upon certificates of appropriate officers of the Company and (ii) as to matters governed by the federal laws of Mexico, on counsel in such jurisdiction.

The opinion of Baker & McKenzie described in Section 8(f) above shall be rendered to the Underwriter at the request of the Company and shall so state therein.

(g) The Underwriter shall have received on the Closing Date an opinion, dated the Closing Date, of Weil, Gotshal & Manges LLP, counsel for the Underwriter, as to the matters referred to in Sections 8(f)(iv), 8(f)(v), 8(f)(vi), 8(f)(ix) (but only with respect to the statements under the caption “Description of Notes” and “Underwriting”) and 8(f)(xiv)(B).

Such counsel shall also state that they have participated in conferences with directors, officers and other representatives of the Company, and representatives of the independent public accountants and counsel for the Company, at which conferences the contents of the Registration Statement, as amended, the Prospectus and related matters were discussed, and although such counsel have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, as amended, or the Prospectus, no facts have come to such counsel’s attention that lead such counsel to believe that the Registration Statement, as amended, on the effective date thereof or the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus, on the date thereof or on the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and notes thereto, the financial statement schedules and the other financial and accounting data included in the Registration Statement, as amended, or the Prospectus or any of the documents incorporated by reference into the Registration Statement, as amended).

(h) The Underwriter shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriter, from Ernst & Young LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants’ “comfort letters” to Underwriter with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

(i) The Underwriter shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriter, from Deloitte & Touche LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants’ “comfort letters” to Underwriter with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

(j) The Underwriter shall have received a counterpart, conformed as executed, copy of the Indenture which shall have been entered into by the Company and the Trustee.

(k) The Company shall not have failed on or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company on or prior to the Closing Date.

SECTION 9. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

This Agreement may be terminated at any time on or prior to the Closing Date by the Underwriter by written notice to the Company if any of the following has occurred: (i) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or crisis or change in economic conditions or in the financial markets that, in the judgment of the Underwriter, is material and adverse and, in the judgment of the Underwriter, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) any material disruption of settlements of securities or clearance services in the United States, (v) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the opinion of the Underwriter materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (vi) the declaration of a banking moratorium by either federal or New York State authorities, or (vii) any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Underwriter, be likely to materially prejudice the success of the proposed marketing or sale of the Securities.

SECTION 10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to Pilgrim’s Pride Corporation, 110 South Texas Street, Pittsburg, Texas 75686, Attention: Richard A. Cogdill and (ii) if to the Underwriter, to Credit Suisse First Boston LLC, 11 Madison Avenue, New York, New York 10010, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the Underwriter set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter, the officers or directors of the Underwriter, any person controlling the Underwriter, the Company, the officers or directors of the Company or any person controlling the Company, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

If for any reason the Securities are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 9), the Company agrees to reimburse the Underwriter for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(j) hereof. The Company also agrees to reimburse the Underwriter, their directors and officers and any persons controlling the Underwriter for any and all fees and expenses (including, without limitation, the fees disbursements of counsel) incurred by them in connection with enforcing their rights hereunder (including, without limitation, pursuant to Section 7 hereof).

Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriter, the Underwriter’s partners, directors and officers, any controlling persons referred to herein, the Company’s directors and the Company’s officers who sign this Registration Statement and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Securities from the Underwriter merely because of such purchase.

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

[The remainder of this page is intentionally left blank.]

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Underwriter.

Very truly yours, PILGRIM’S PRIDE CORPORATION

By:	/s/ Richard A. Cogdill
Name: Title:	Richard A. Cogdill Executive Vice President Chief Financial Officer Secretary & Treasurer

CREDIT SUISSE FIRST BOSTON LLC

By:	/s/ Robert J. McMullan
Name: Title:	Robert J. McMullan Managing Director

SCHEDULE I

Subsidiaries

Comercializadora de Carnes de Mexico S.A. de C.V.

Compania Incubadora Hidalgo S.A. de C.V.

Gallina Pesada S.A. de C.V. (52.6% owned by Compania Incubadora Hidalgo S.A. de C.V.)

Grupo Pilgrim’s Pride Funding Holdings, S. de R.L. de C.V.

Grupo Pilgrim’s Pride Funding, S. de R.L. de C.V.

Inmobiliaria Avicola Pilgrim’s Pride S. de R.L.

Mayflower Insurance Company

Pilgrim’s Pride Affordable Housing Corp.

Pilgrim’s Pride Dutch Funding B.V.

Pilgrim’s Pride Funding Corporation

Pilgrim’s Pride Mktg, Ltd.

Pilgrim’s Pride of Nevada, Inc.

Pilgrim’s Pride S.A. de C.V.

PPC of Delaware Business Trust

Servicios Administrativos Pilgrim’s Pride S.A. de C.V.

Valley Rail Service, Inc.